POWER OF ATTORNEY

Know all by these presents,
that the undersigned,
hereby constitutes and appoints
each of Jennifer Warren,
Mary Beth Orson, Nichole Green,
Chance Huber and Robin Privette,
signing singly, such person's
true and lawful
attorney-in-fact to:
(1)	prepare, execute
in such person's name
and on such person's behalf,
and submit to the United States
Securities and Exchange Commission (the "SEC"),
any documents necessary or appropriate
to obtain codes, passwords,
and passphrases enabling such person
to make electronic filings with the
SEC of reports required by Section 16(a)
or Section 13(d) of the
Securities Exchange Act of 1934,
as amended (the "Exchange Act"),
or any rule or regulation of the SEC;
(2)	execute for and on behalf
of such person, with respect to
holdings of, and transactions in,
securities of Meta Financial Group, Inc.
("MFG"), Forms 3, 4 and 5, and
any amendments thereto, in
accordance with Section 16(a) of
the Exchange Act and the rules thereunder;
(3) 	execute for and on behalf
of such person any Schedules 13D
or 13G, and any amendments
thereto, relating to securities
of MFG, in accordance with
Section 13(d) of the Exchange Act
and the rules thereunder;
(4)	do and perform any and all
acts for and on behalf of such
person which may be necessary
or desirable to complete and
execute any such Form 3, 4 or 5
or Schedule 13D or 13G,
complete and execute any amendment
or amendments thereto,
and file any such form with
the SEC and any stock exchange
or similar authority; and
(5)	take any other action
of any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best interest
of, or legally required by,
such person, it being understood
that the documents executed by
such attorney-in-fact on behalf
of such person pursuant to
this Power of Attorney shall
be in such form and shall contain
such terms and conditions as such
attorney-in-fact may approve in
such attorney-in-fact's discretion.
	The undersigned hereby grants
to each attorney-in-fact full
power and authority to do and
perform any and every act and
thing whatsoever requisite, necessary,
or proper to be done in
the exercise of any of the
rights and powers herein granted,
as fully to all intents and purposes
as such person might or could do
if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming all
that such attorney-in-fact,
or such attorney-in-fact's substitute
or substitutes, shall lawfully do or
cause to be done by virtue of this
Power of Attorney and the rights
and powers herein granted.
The undersigned acknowledges that
each of the foregoing attorneys-in-fact, in serving in such capacity at the request of such person, is not assuming any of such person's responsibilities to comply with Section 16(a) or
Section 13(d) of the Exchange Act.
	This Power of Attorney amends
and restates in its entirety the
Power of Attorney for filings
with respect to Form 3, 4 or 5
or Schedule 13D or 13G that
the undersigned previously
signed and delivered to MFG.
	This Power of Attorney
shall remain in full force
and effect until the undersigned
is no longer required to file
Form 3, 4 or 5 or Schedule 13D
or 13G with respect to the holdings
of, and transactions in, MFG securities
by the undersigned, unless
earlier revoked by the undersigned
in a signed writing delivered
to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this
12th day of October, 2021.



							/s/Sonja Theisen
							NAME